UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 26, 2004

                                  SofTech, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                    0-10665                 #04-2453033
   ------------------                ----------              -----------------
(State  or other jurisdiction       (Commission              (IRS  Employer
    of  Incorporation  or          file  number)         Identification  Number)
      organization)


                      2 Highwood Drive, Tewksbury, MA 01876
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 640-6222
                                 --------------
              (Registrant's telephone number, including area code)


ITEM  4.   CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective May 26, 2004, SofTech, Inc. (the "Company") dismissed its current independent accountants, Grant Thornton, LLP ("Grant Thornton") and replaced them with Vitale, Caturano & Company PC ("VCC"). The Company had no accounting disputes with Grant Thornton. The reports of Grant Thornton on the Company's financial statements for the fiscal years ended May 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended May 31, 2003, and in the subsequent interim periods from June 1, 2003 through May 26, 2004, there were no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedures which, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the matter in their report. During the years ended May 31, 2003 and 2002 and through May 26, 2004, there were no "reportable events" as that term is described in Item 304 (a) (1) (v) of Regulation S-K.

As of May 26, 2004, VCC was engaged as the Company's new independent accountants, commencing with the audit for the year ending May 31, 2004. The appointment of VCC was approved by the Company's Audit Committee. During the Company's two most recent fiscal years ended May 31, 2003 and 2002 or during the interim periods from June 1, 2003 through and including May 26, 2004, the Company did not consult VCC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company's consolidated financial statements.

The Company has authorized and requested Grant Thornton to fully respond to the inquiries of VCC regarding the matters above.

The Company has provided Grant Thornton with a copy of this disclosure and has requested that they furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether they agree with the statements made above by the Company. A copy of the letter from Grant Thornton addressed to the SEC dated June 1, 2004 is attached hereto as Exhibit 16.1.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

          (A)    FINANCIAL  STATEMENTS

                 None

          (B)    EXHIBITS

                 Exhibit 16.1 Letter from Grant Thornton LLP regarding change in certifying accountant.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SofTech,  Inc.

Date:  June  1,  2004       By:  /s/  Joseph  P.  Mullaney
                                 ---------------------------------
                                 Joseph  P.  Mullaney
                                 President  and  Chief  Operating  Officer
                                (Principal  Financial  and  Accounting  Officer)











                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

 16.1 Letter of Grant Thornton LLP regarding change in certifying accountant.